UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 28, 2011

Annual Repor t

Legg Mason

Western Asset

Managed Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Managed Municipals Fund

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Managed Municipals Fund for the twelve-month reporting period ended February 28, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2011

Legg Mason Western Asset Managed Municipals Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the twelve months ended February 28, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The economy then expanded 3.1% during the fourth quarter.

Turning to the job market, the unemployment rate moved lower during the last three months of the reporting period, though it remained elevated. The unemployment rate fell to 9.4% in December 2010 and 9.0% in January 2011. It then dipped to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in February 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months.

In addition, while the Federal Reserve

Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined 9.6% in February and the inventory of unsold homes was an 8.6 month supply at the current sales level, versus a 7.5 month supply in January. In addition, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $156,100 in February 2011, down 5.2% from February 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown nineteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4.

IV	Legg Mason Western Asset Managed Municipals Fund

Investment commentary (cont’d)

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first two months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again in mid-November and mid-February 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in March 2011, the Fed said it “will maintain the target range for the federal funds rateiv at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

Fixed-income market review

Nearly every spread sector (non-Treasury) outperformed equal-durationv Treasuries during most of the first two months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. The spread sectors then took a step backward toward the end of April and during the month of May due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing during much of the last three months of the reporting period,

Legg Mason Western Asset Managed Municipals Fund	V

others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, and geopolitical unrest in Egypt and Libya.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended February 28, 2011. When the period began, two- and ten-year Treasury yields were 0.81% and 3.61%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. However, yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya. When the period ended on February 28, 2011, two-year Treasury yields were 0.69% and ten-year Treasury yields were 3.42%.

The municipal bond market lagged its taxable bond counterpart over the twelve months ended February 28, 2011. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 1.72% and 4.93%, respectively. There was a sharp increase in issuance of Build America Bonds in advance of the expiration of the popular program at the end of 2010. These new securities were not readily absorbed by investor demand. In addition, there were some high profile issues regarding the financial well-being of some municipal bond issuers.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

March 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions.

Under normal circumstances, the Fund invests not less than 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). The Fund normally invests in intermediate-term and long-term municipal securities that have remaining maturities, at the time of purchase, from one to more than thirty years. The Fund focuses on investment grade bonds, but can invest up to 20% of its assets in below investment grade bonds or in unrated securities that the managers determine to be of comparable credit quality.

The Fund may engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended February 28, 2011, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several notable exceptions when investor risk aversion increased. A “flight to quality” began in late April 2010, triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed in June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the U.S. financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion returned briefly in November when fears regarding the European debt crisis re-emerged. While investor sentiment improved in December given expectations for strengthening economic conditions in 2011, there was another flight to quality in mid-February. This occurred against a backdrop of increased unrest in Libya and sharply rising oil prices.

2	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Fund overview (cont’d)

The yields on two- and ten-year Treasuries began the fiscal year at 0.81% and 3.61%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then generally rose from November through mid-February as certain economic data were stronger than expected and there were concerns regarding future inflation. Yields then declined at the end of the period given increased geopolitical unrest. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasury yields rose as high as 4.01% and fell as low as 2.41%. On February 28, 2011, yields on two- and ten-year Treasuries were 0.69% and 3.42%, respectively.

The municipal bond market experienced periods of heightened volatility during the reporting period. Although the fundamentals in the municipal market remained challenging, tax-free bond prices rallied during much of the first half of the period. This was due, in part, to generally strong demand as investors were drawn to their attractive yields. However, the municipal market weakened during most of the second half of the period as investor demand could not absorb a sharp increase in new issuance of Build America Bonds (“BABs”). This spike in new issuance occurred as the BAB program was expiring at the end of December. Also pressuring the market were concerns regarding the financial health of some municipal bond issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. The municipal market strengthened somewhat toward the end of the reporting period, as new issuance declined and there were signs that some states were taking steps to reduce spending and get their financial houses in order. All told, the Barclays Capital Municipal Bond Indexiii returned 1.72% for the twelve months ended February 28, 2011. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 4.93%.

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its underweight exposures to State General Obligation bonds (“GOs”) and Local GOs. These securities are typically economically sensitive, in that the issuing municipality repays bondholders from tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades. In contrast, we continued to emphasize essential service revenue bonds. Elsewhere, we reduced the Fund’s exposure to Pre-refundedv securities to meet shareholder redemptions that occurred during the last three months of the reporting period.

The Fund employed short U.S. Treasury futures during the reporting period to manage duration and in expectation of an underperformance by Treasuries. This strategy materially detracted from the Fund’s performance, and we closed the position in November 2010.

Performance review

For the twelve months ended February 28, 2011, Class A shares of Legg Mason Western Asset Managed Municipals Fund, excluding sales charges, returned -1.32%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 1.72% over the same time frame. The Lipper General Municipal Debt Funds Category Average1 returned 0.75% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 261 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	3

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of February 28, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Managed Municipals Fund:
Class 1[1]	-4.31%	-1.20%
Class A	-4.36%	-1.32%
Class B2	-4.60%	-1.46%
Class C	-4.62%	-1.88%
Class I	-4.28%	-1.19%
Barclays Capital Municipal Bond Index	-3.51%	1.72%
Lipper General Municipal Debt Funds Category Average[3]	-4.37%	0.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the return for the twelve months ended February 28, 2011 for Class B shares would have been -1.92%.

The 30-Day SEC Yields for the period ended February 28, 2011 for Class 1, Class A, Class B, Class C and Class I shares were 5.31%, 4.93%, 4.51%, 4.57% and 5.28%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class 1 shares would have been 5.17%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated June 28, 2010, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.64%, 0.64%, 1.23%, 1.20% and 0.49%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.60% for Class I shares. In addition, the total annual operating expenses of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[1]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain Service Agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

[3]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 264 funds for the six-month period and among the 261 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Fund overview (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Our lack of exposure to the Tobacco sector was the largest contributor to the Fund’s relative performance during the reporting period. This sector of the municipal market generated extremely poor results as it was downgraded to below investment grade status in November 2010. This downgrade resulted in forced selling of Tobacco bonds into a highly illiquid market by mutual funds only permitted to own investment grade securities.

An overweight to certain higher-quality essential service revenue bonds was also beneficial for results. In particular, our higher-rated holdings in the Health Care sector and Industrial Revenue bonds backed by financial companies and broker/dealers enhanced performance. These securities held up better than their lower-quality counterparts when the municipal market weakened.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the use of a short Treasury futures position. This derivative position was employed given our expectations for Treasuries to underperform municipal bonds due to a dramatic increase in Treasury issuance. However, Treasuries outperformed the municipal market over the twelve months ended February 28, 2011.

The Fund’s yield curvevi positioning, which emphasized longer-term securities, was also a negative for performance as shorter-term securities generated better results over the fiscal year. Having a longer duration than that of the benchmark was also detrimental, with municipal yields rising during the reporting period.

Elsewhere, an underweight to State GOs was not rewarded, especially during the last three months of the fiscal year. During that time, investor demand for State GOs increased given rising concerns regarding the creditworthiness in the overall municipal market.

Thank you for your investment in Legg Mason Western Asset Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 15, 2011

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	5

holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2011 and February 28, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2010 and held for the six months ended February 28, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-4.31%	$1,000.00	$956.90	0.49%	$2.38	Class 1	5.00%	$1,000.00	$1,022.36	0.49%	$2.46
Class A	-4.36	1,000.00	956.40	0.64	3.10	Class A	5.00	1,000.00	1,021.62	0.64	3.21
Class B	-4.60	1,000.00	954.00	1.24	6.01	Class B	5.00	1,000.00	1,018.65	1.24	6.21
Class C	-4.62	1,000.00	953.80	1.21	5.86	Class C	5.00	1,000.00	1,018.79	1.21	6.06
Class I	-4.28	1,000.00	957.20	0.50	2.43	Class I	5.00	1,000.00	1,022.32	0.50	2.51
[1]	For the six months ended February 28, 2011.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B‡	Class C	Class I
Twelve Months Ended 2/28/11	-1.20%	-1.32%	-1.46%	-1.88%	-1.19%
Five Years Ended 2/28/11	4.35	4.24	3.75	3.66	4.40
Ten Years Ended 2/28/11	4.40	4.38	3.94	3.80	4.55

With sales charges[2]	Class 1[3]	Class A	Class B‡	Class C	Class I
Twelve Months Ended 2/28/11	-1.20%	-5.53%	-5.71%	-2.82%	-1.19%
Five Years Ended 2/28/11	3.33	3.34	3.58	3.66	4.40
Ten Years Ended 2/28/11	3.90	3.92	3.94	3.80	4.55

Cumulative total returns
Without sales charges[1]
Class 1 (2/28/01 through 2/28/11)	53.84%
Class A (2/28/01 through 2/28/11)	53.48
Class B (2/28/01 through 2/28/11)	47.12
Class C (2/28/01 through 2/28/11)	45.21
Class I (2/28/01 through 2/28/11)	56.06

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 4.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class 1, A, B and C Shares of Legg Mason Western Asset Managed Municipals Fund vs. Barclays Capital Municipal Bond Index and Lipper General Municipal Debt Funds Category Average† — February 2001 - February 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset Managed Municipals Fund vs. Barclays Capital Municipal Bond Index and Lipper General Municipal Debt Funds Category Average† — February 2001 - February 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class 1, A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Managed Municipals Fund on February 28, 2001, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital Municipal Bond Index and Lipper General Municipal Debt Funds Category Average. The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds.

10	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCMBI	— Barclays Capital Municipal Bond Index
LMWA Managed Muni	— Legg Mason Western Asset Managed Municipals Fund

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCMBI	— Barclays Capital Municipal Bond Index
LMWA Managed Muni	— Legg Mason Western Asset Managed Municipals Fund

12	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.7%
Alabama — 0.9%
Birmingham, AL, Commercial Development Authority Revenue:
Civic Center Improvements Project	5.000%	4/1/24	$1,770,000	$1,822,905
Civic Center Improvements Project	5.000%	4/1/25	1,970,000	2,008,986
Civic Center Improvements Project	5.000%	4/1/26	1,700,000	1,738,913
Civic Center Improvements Project	5.000%	4/1/28	1,700,000	1,715,385
Civic Center Improvements Project	5.250%	4/1/29	1,750,000	1,788,255
Civic Center Improvements Project	5.500%	4/1/41	14,210,000	13,922,816
Civic Centers Improvements Project	5.000%	4/1/27	1,500,000	1,525,065
Birmingham, AL, Special Care Facilities Financing Authority, Health Care Facility Revenue, Children’s Hospital, AGC	6.000%	6/1/39	4,000,000	4,149,520
Birmingham, AL, Waterworks Board, Water Revenue:
AGC	5.125%	1/1/34	5,000,000	4,996,300
AGC	5.250%	1/1/39	10,000,000	10,031,100
Huntsville, AL, Solid Waste Disposal Authority & Resources Recovery Revenue, Refunding, NATL	5.500%	10/1/13	4,940,000	4,950,868	(a)
Total Alabama				48,650,113
Alaska — 0.4%
Alaska Housing Finance Corp., Home Mortgage Revenue	5.500%	12/1/38	18,530,000	18,736,239
Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport	8.125%	5/1/31	2,500,000	2,520,575	(a)
Total Alaska				21,256,814
Arizona — 3.0%
Arizona Agricultural Improvement & Power District, Electric System Revenue, Salt River Project	5.000%	1/1/31	2,500,000	2,518,925
Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/18	3,520,000	3,763,795
Maricopa County, AZ, IDA, Hospital Facilities Revenue, Samaritan Health Services, NATL	7.000%	12/1/16	500,000	593,540	(b)
Maricopa County, AZ, IDA, MFH Revenue, Refunding Bonds, FHA, GNMA-Collateralized	6.000%	10/20/31	600,000	623,424
Maricopa County, AZ, Pollution Control Corp., PCR, Southern California Edison Co.	5.000%	6/1/35	10,000,000	9,618,800
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	40,000,000	35,798,400
Phoenix, AZ, Civic Improvement Corp. Wastewater System Revenue, NATL, FGIC	5.000%	7/1/24	1,000,000	1,004,730
Salt Verde, AZ, Financial Corp. Gas Revenue	5.500%	12/1/29	13,275,000	12,531,600
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	25,280,000	21,625,776

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	13

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Arizona — continued
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	$61,440,000	$51,748,454
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	12,000,000	11,082,720
Tucson, AZ, IDA, Lease Revenue, University of Arizona, Marshall Foundation, AMBAC	5.000%	7/15/22	1,000,000	1,007,560
University of Arizona, COP, AMBAC	5.000%	6/1/28	5,435,000	5,477,013
Total Arizona				157,394,737
California — 20.8%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Sharp Healthcare	6.250%	8/1/39	10,000,000	10,018,700
Anaheim, CA, Public Financing Authority Revenue, Electric Systems Distribution	5.250%	10/1/39	6,000,000	5,801,640
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	5.000%	4/1/34	15,000,000	14,462,250
San Francisco Bay Area	5.000%	4/1/39	10,000,000	9,452,300
San Francisco Bay Area	5.125%	4/1/39	82,155,000	79,134,161
Brea, CA, RDA, Refunding, Tax Allocation, Redevelopment Project AB, AMBAC	5.000%	8/1/23	4,180,000	3,827,877
California EFA Revenue	5.625%	7/1/23	500,000	407,600
California Health Facilities Financing Authority Revenue:
Cedars-Sinai Medical Center	5.000%	8/15/34	6,595,000	5,822,000
Cedars-Sinai Medical Center	5.000%	8/15/39	59,145,000	50,970,570
Stanford Hospital & Clinics	5.000%	11/15/36	34,000,000	30,838,340
Stanford Hospital & Clinics	5.150%	11/15/40	25,650,000	23,606,464
California Housing Finance Agency Revenue:
Home Mortgage	4.700%	8/1/24	7,000,000	6,508,460	(a)
Home Mortgage	5.500%	8/1/38	10,000,000	9,433,300
Home Mortgage	5.500%	8/1/42	2,650,000	2,650,557	(a)
California Infrastructure & Economic Development Bank Revenue, Los Angeles County Department of Public Social Services, AMBAC	5.750%	9/1/23	2,100,000	2,117,136
California Pollution Control Financing Authority Revenue, San Jose Water Co. Project	5.100%	6/1/40	12,000,000	10,745,400
California State Department of Veteran Affairs, Home Purchase Revenue, AMBAC	5.300%	12/1/21	2,415,000	2,443,811
California State Department of Water Resources, Water Revenue, AGM	5.125%	12/1/24	3,040,000	3,147,798
California State University Revenue, Systemwide	5.500%	11/1/39	10,000,000	9,759,700
California Statewide CDA Health Facility Revenue, Community Hospital of Monterey Peninsula, AGM	5.250%	6/1/23	1,810,000	1,827,376

See Notes to Financial Statements.

14	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/31	$8,550,000	$8,245,364
Enloe Medical Center, CMI	5.750%	8/15/38	10,000,000	9,372,200
FHA, Methodist Hospital Project	6.750%	2/1/38	9,600,000	10,473,024
John Muir Health	5.000%	8/15/36	4,305,000	3,683,659
John Muir Health	5.125%	7/1/39	7,280,000	6,363,302
St. Joseph Hospital, FGIC	5.750%	7/1/47	20,000,000	18,731,600
Cucamonga County, CA, Water District, COP, NATL, FGIC	5.125%	9/1/31	3,655,000	3,666,184
El Dorado, CA, Irrigation District, COP, AGC	5.750%	8/1/39	10,000,000	10,110,300
Imperial Irrigation District Electric Revenue	5.000%	11/1/33	7,500,000	6,871,725
Imperial Irrigation District, CA, Electric Revenue	5.000%	11/1/25	2,120,000	2,132,784
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	7,905,000	7,777,730
Inglewood, CA, Public Financing Authority Revenue, Refunding, AMBAC	5.250%	8/1/21	3,000,000	2,959,680
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase	5.500%	11/15/37	6,730,000	6,169,189
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	11,615,000	11,740,094
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	9,000,000	8,766,720
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport	5.000%	5/15/35	2,000,000	1,918,560
Los Angeles International Airport	5.000%	5/15/40	185,500,000	173,367,855
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	3,250,000	3,142,783
Los Angeles, CA, Water & Power Revenue, Power Systems, AGM	5.000%	7/1/26	7,850,000	8,034,711
M-S-R Energy Authority, CA	7.000%	11/1/34	7,000,000	7,717,220
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	22,760,000	22,972,578
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	37,500,000	41,342,250
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	81,560,000	84,588,322
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/32	13,290,000	12,360,763
Modesto, CA, Irrigation District, COP:
Capital Improvements	6.000%	10/1/39	15,000,000	15,161,550
Capital Improvements, AGM	5.000%	7/1/20	1,535,000	1,561,110
Capital Improvements, AGM	5.000%	7/1/21	2,210,000	2,246,332
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,000,000	5,082,600
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	10,113,600
Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, NATL	5.000%	2/1/27	3,000,000	2,501,010

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	15

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	$5,000,000	$4,044,600
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	4,000,000	3,614,880
Sacramento County, CA, Airport System Revenue	5.000%	7/1/40	7,000,000	6,168,890
Sacramento County, CA, Airport System Revenue:
PFC, Grant	6.000%	7/1/35	24,360,000	24,645,256
PFC, Grant	6.000%	7/1/39	29,130,000	29,332,745
Sacramento, CA, Area Flood Control Agency:
Consolidated Capital Assessment District, BHAC	5.500%	10/1/28	4,500,000	4,735,890
Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	15,000,000	15,375,450
Sacramento, CA, MUD Electric Revenue, NATL	5.000%	8/15/33	5,000,000	4,622,650
San Bernardino County, CA, COP:
Arrowhead Project	5.125%	8/1/24	30,000,000	29,442,600
Arrowhead Project	5.250%	8/1/26	5,000,000	4,800,700
San Diego County, CA, Regional Airport Authority Revenue	5.000%	7/1/28	2,435,000	2,374,222
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/27	7,695,000	7,834,356
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/28	2,735,000	2,767,820
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.250%	5/15/34	11,475,000	11,481,655
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	41,500,000	40,282,805
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	34,000,000	33,954,440
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/35	5,000,000	4,558,150
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/40	18,560,000	16,645,536
San Francisco, CA, City & County, COP:
Multiple Capital Improvement Projects	5.000%	4/1/25	2,475,000	2,537,717
Multiple Capital Improvement Projects	5.250%	4/1/26	1,435,000	1,483,589
Multiple Capital Improvement Projects	5.250%	4/1/31	2,500,000	2,514,600
Turlock, CA, Irrigation District Revenue	5.000%	1/1/40	10,000,000	8,913,300
University of California Revenues:
AMBAC	5.000%	5/15/23	4,000,000	4,174,120
AMBAC	5.000%	5/15/24	3,750,000	3,902,663
AMBAC	5.000%	5/15/26	4,000,000	4,135,240
Walnut, CA, Energy Center Authority Revenue	5.000%	1/1/40	20,000,000	18,076,200
Total California				1,084,570,313

See Notes to Financial Statements.

16	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 3.4%
Aurora, CO, Hospital Revenue, Childrens Hospital Association	5.000%	12/1/40	$5,000,000	$4,540,500
Colorado Educational & Cultural Facilities Authority Revenue, Charter School, Bromley East Project	7.250%	9/15/30	1,000,000	1,036,070	(c)
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	6.250%	10/1/33	9,250,000	9,733,220
Parkview Medical Center Inc. Project	6.500%	9/1/20	1,000,000	1,028,730	(c)
Parkview Medical Center Inc. Project	5.000%	9/1/37	5,000,000	4,276,150
Poudre Valley Health Care	5.000%	3/1/25	500,000	483,390
Sisters Leavenworth	5.000%	1/1/32	8,010,000	7,689,039
Sisters Leavenworth	5.000%	1/1/35	2,755,000	2,546,199
Sisters Leavenworth	5.000%	1/1/40	87,000,000	78,266,070
Colorado Springs, CO, Hospital Revenue	6.250%	12/15/33	11,000,000	11,139,480
Golden, CO, Sales & Use Tax Revenue, Improvement, AMBAC	5.100%	12/1/20	2,000,000	2,070,260	(c)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	48,000,000	49,888,800
Pueblo County, CO, School District No. 60, GO, NATL, FGIC	5.250%	12/15/20	500,000	541,080	(c)
Regional Transportation District, CO, COP	5.375%	6/1/31	5,000,000	5,046,350
University of Colorado Hospital Authority Revenue	5.600%	11/15/21	1,000,000	1,036,520	(c)
Total Colorado				179,321,858
Connecticut — 1.2%
Connecticut State Development Authority, Airport Facilities Revenue, Signature Flight Co. Project, Guaranty Agreement	6.625%	12/1/14	1,255,000	1,181,407	(a)
Connecticut State HEFA Revenue:
Fairfield University	5.000%	7/1/35	11,900,000	11,336,059
Fairfield University	5.000%	7/1/40	21,600,000	20,123,640
Yale-New Haven Hospital	5.500%	7/1/40	15,000,000	14,977,050
Connecticut State HFA:
Housing Mortgage Finance Program	4.850%	11/15/23	7,150,000	7,185,106
Housing Mortgage Finance Program	5.875%	11/15/33	3,805,000	3,819,345
Housing Mortgage Finance Program	6.000%	11/15/38	1,520,000	1,525,685
Mashantucket Western Pequot Tribe Connecticut Special Revenue	5.700%	9/1/12	2,000,000	800,000	(d)(e)
Mashantucket Western Pequot Tribe Connecticut Special Revenue	5.750%	9/1/18	6,500,000	2,600,000	(d)(e)
Total Connecticut				63,548,292

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	17

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Delaware — 1.1%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	$43,645,000	$37,913,538
Delaware State Housing Authority Revenue, Single-Family Mortgage	5.450%	7/1/39	18,155,000	18,295,157
Total Delaware				56,208,695
District of Columbia — 0.2%
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.000%	10/1/39	8,000,000	7,525,200
Metropolitan Washington, DC, Airports Authority, Dulles Toll Road Revenue	5.250%	10/1/44	5,000,000	4,736,200
Total District of Columbia				12,261,400
Florida — 9.5%
Bonita Springs, FL, Vasari Capital Improvement	6.950%	5/1/32	2,425,000	2,432,784	(c)
Bonnet Creek Resort Community Development District	7.375%	5/1/34	4,265,000	3,861,275	(e)
Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project	6.050%	11/15/16	760,000	842,110	(b)
Brevard County, FL, Health Facilities Authority, Health Care Facilities Revenue, Health First Inc. Project	7.000%	4/1/39	10,000,000	10,638,700
Broward County, FL, Port Facilities Revenue	5.500%	9/1/29	4,500,000	4,597,920
Capital Region Community Development District, Capital Improvement	6.850%	5/1/31	865,000	860,217
Capital Region Community Development District, Capital Improvement	6.700%	5/1/32	905,000	907,588
Capital Trust Agency Revenue, Seminole Tribe Convention	8.950%	10/1/33	4,000,000	4,584,920	(c)(d)
Century Parc Community Development District, Special Assessment	7.000%	11/1/31	3,515,000	3,370,428
Citizens Property Insurance Corp., FL	5.250%	6/1/17	20,000,000	21,108,000
Citizens Property Insurance Corp., FL, Senior Secured High Act	6.000%	6/1/17	3,100,000	3,380,364
Clearwater, FL, Water & Sewer Revenue	5.250%	12/1/39	5,500,000	5,514,850
Collier County, FL, Water-Sewer, Refunding, Water Revenue, AMBAC	8.875%	5/1/12	45,000	47,307	(b)
Dade County, FL, IDR, Miami Cerebral Palsy Services Project	8.000%	6/1/22	1,825,000	1,659,144
Escambia County, FL, Health Facilities Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC	5.950%	7/1/20	160,000	158,744
Escambia County, FL, Utilities Systems Revenue:
NATL	9.750%	6/1/12	125,000	133,158	(b)
NATL, FGIC	6.250%	1/1/15	3,000,000	3,244,320

See Notes to Financial Statements.

18	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Florida Housing Finance Corp. Revenue:
Homeowner Mortgage GNMA, FNMA, FHLMC	5.450%	7/1/33	$8,670,000	$8,748,897
Homeowner Mortgage GNMA, FNMA, FHLMC	6.375%	7/1/38	6,950,000	7,176,778
Homeowner Mortgage GNMA, FNMA, FHLMC	5.500%	7/1/39	10,120,000	10,170,600
Florida Municipal Loan Council Revenue:
NATL	5.250%	11/1/18	1,625,000	1,694,079
NATL	5.250%	11/1/20	1,805,000	1,869,818
Florida State Broward County Expressway Authority	10.000%	7/1/14	840,000	970,687	(b)
Florida State Department of Management Services, Facilities Management, Refunding, Florida Facilities Pool, AMBAC	5.000%	9/1/21	1,000,000	1,066,140
Florida State Municipal Power Agency Revenue, AGM	5.000%	10/1/31	10,000,000	10,037,100
Gainesville, FL, Utilities Systems Revenue	8.125%	10/1/14	1,070,000	1,223,941	(b)
Highlands County, FL, Health Facilities Authority Revenue:
Adventist Health Systems	6.000%	11/15/25	1,750,000	1,901,445	(c)
Adventist Health Systems	5.875%	11/15/29	2,750,000	3,093,640	(c)
Adventist/Sunbelt Inc.	6.000%	11/15/31	3,000,000	3,144,600	(c)
Hillsborough County, FL:
IDA Revenue, National Gypsum Convention	7.125%	4/1/30	6,000,000	5,314,440	(a)
Utility Revenue, Refunding Bonds, NATL	9.875%	12/1/11	360,000	384,559	(b)
JEA District, FL, Electric System Revenue	5.125%	10/1/37	7,500,000	7,532,925
Key West, FL, Utilities, Board of Electric Revenue, Refunding, AMBAC	9.750%	10/1/13	110,000	124,628	(b)
Lee County, FL, HFA, Brittany Phase II Project, FNMA-Collateralized	6.100%	12/1/20	1,325,000	1,328,273	(a)(f)
Marco Island, FL, Utility System Revenue	5.000%	10/1/34	1,000,000	946,970
Marco Island, FL, Utility System Revenue	5.000%	10/1/40	1,500,000	1,368,585
Martin County, FL, IDA Revenue:
Indiantown Cogeneration Project	7.875%	12/15/25	15,000,000	15,062,400	(a)
Indiantown Cogeneration Project	8.050%	12/15/25	6,010,000	6,035,843	(a)
Mediterra North Community Development District	6.800%	5/1/31	2,210,000	2,183,480
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/36	8,450,000	8,157,376
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	26,100,000	24,840,414
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.000%	10/1/29	20,000,000	19,295,400
Miami International Airport	5.375%	10/1/41	13,000,000	12,055,290
Miami International Airport, AGM	5.000%	10/1/41	20,085,000	18,774,253
Miami International Airport, NATL, FGIC	5.550%	10/1/13	250,000	253,195	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	19

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, EFA Revenue, University of Miami	5.500%	4/1/38	$10,000,000	$9,765,600
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	40,000,000	36,774,800
Miami-Dade County, FL, School Board, COP:
AGC	5.000%	2/1/27	7,000,000	6,976,900
AGC	5.250%	2/1/27	5,500,000	5,613,905
Miami-Dade County, FL, Stormwater, NATL	5.000%	4/1/28	2,250,000	2,263,928
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.375%	10/1/23	6,500,000	6,609,135
Orlando Health Inc.	5.125%	10/1/26	6,000,000	5,796,780
Orlando Regional Healthcare System, AGM	5.000%	12/1/32	13,000,000	12,580,490
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	26,000,000	26,154,960
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/24	32,780,000	33,857,479
Orange County, FL, Tourist Development Tax Revenue, Refunding, AMBAC	5.000%	10/1/21	2,000,000	2,077,760
Orlando & Orange County, FL, Expressway Authority Revenue, AMBAC	5.000%	7/1/35	4,500,000	4,240,080
Orlando, FL, State Sales Tax Payments Revenue	5.000%	2/1/38	5,000,000	4,941,450
Orlando, FL, Tourist Development Tax Revenue, AGC	5.500%	11/1/38	58,270,000	49,358,186
Orlando, FL, Urban Community Development, Capital Improvement	6.950%	5/1/33	865,000	882,534	(c)
Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project	9.500%	8/1/13	1,195,000	1,335,472	(b)
Palm Coast, FL, Utilities Systems Revenue, NATL	5.000%	10/1/27	2,100,000	2,136,981
Panther Trace, FL, Community Development, Special Assessment	7.250%	5/1/33	2,290,000	2,432,827	(c)
Pasco County, FL, HFA, Housing Pasco Woods Apartments Project	5.700%	8/1/19	420,000	420,118	(a)
Port St. Lucie, FL, South Lennard Special Assessment	7.125%	9/1/21	1,000,000	998,900
Renaissance Community Development District, Florida Capital Improvement Revenue	7.000%	5/1/33	835,000	766,588
Reunion East Community Development District, Special Assessment	7.375%	5/1/33	5,955,000	3,932,801	(e)
Rivercrest Community Development District	7.000%	5/1/32	1,370,000	1,398,003	(c)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	1,085,000	479,071	(e)
Sarasota County, FL, Public Hospital Board Revenue:
Refunding, Sarasota Memorial Hospital, NATL	5.250%	7/1/24	5,000,000	5,110,400
Refunding, Sarasota Memorial Hospital, NATL	5.500%	7/1/28	3,485,000	3,519,711

See Notes to Financial Statements.

20	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital Project	5.625%	7/1/39	$8,500,000	$8,445,600
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	4,400,000	3,681,656	(d)
Sunrise, FL, Utilities Systems Revenue:
AMBAC	5.200%	10/1/22	1,295,000	1,474,383	(b)
AMBAC	5.200%	10/1/22	1,705,000	1,865,543
Tampa, FL, Sales Tax Revenue, AMBAC	5.375%	10/1/21	1,000,000	1,039,140	(c)
Tampa, FL, Sports Authority Revenue:
GTD Parking Tampa Bay Arena Project, NATL	6.050%	10/1/20	500,000	531,645
GTD Parking Tampa Bay Arena Project, NATL	6.100%	10/1/26	1,000,000	1,040,110
Tampa, FL, Water & Sewer Revenue	6.900%	10/1/16	1,790,000	2,078,763	(b)
University of Central Florida, Athletics Association Inc., NATL, FGIC	5.250%	10/1/34	1,000,000	921,420
Village Center Community Development District:
Florida Recreational Revenue, NATL	5.200%	11/1/25	1,100,000	952,897
Utility Revenue, NATL	5.250%	10/1/23	1,000,000	969,530
Waterchase Community Development District	6.700%	5/1/32	1,010,000	1,029,321	(c)
West Palm Beach, FL, IDR, AMBAC	11.375%	6/1/11	45,000	46,179	(b)
Total Florida				496,598,631
Georgia — 4.4%
Acworth Housing Authority Revenue, Wingate Falls Apartments Project, LIQ-FHLMC	6.125%	3/1/17	290,000	290,270	(a)
Association County Commissioners of Georgia Leasing Program COP, Unrefunded Balance, Public Purpose Project, AMBAC	5.625%	7/1/20	335,000	338,621
Atlanta Development Authority Student Housing Revenue, ADA, CAU Partners Inc., ACA	6.250%	7/1/24	1,000,000	672,520	(e)
Atlanta, GA, Airport Revenue	5.250%	1/1/30	18,500,000	18,597,310
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/34	50,000,000	52,236,500
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	22,100,000	22,797,918
Atlanta, GA, Water & Wastewater Revenue:
NATL	5.500%	11/1/27	1,000,000	1,031,590
NATL, FGIC	5.500%	11/1/19	1,000,000	1,122,840
Bulloch County, GA, Development Authority, Student Housing Lease Revenue, Georgia Southern University Project, AMBAC	5.000%	8/1/22	1,000,000	1,017,960
Burke County, GA, Development Authority, PCR:
Oglethorpe Power Corp.	7.000%	1/1/23	5,000,000	5,664,600
Oglethorpe Power Corp. Vogtle Project	5.500%	1/1/33	18,000,000	17,908,020
Oglethorpe Power Corp. Vogtle Project BHAC	5.700%	1/1/43	16,285,000	16,680,888

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	21

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, NATL	5.625%	10/1/26	$1,000,000	$1,049,890
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	14,800,000	14,657,032
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	20,000,000	21,263,600
Fulton County, GA, Water & Sewer Revenue, FGIC	6.375%	1/1/14	190,000	207,436	(b)
Georgia Municipal Electric Authority:
Power Revenue, AMBAC	7.250%	1/1/24	500,000	627,825
Power System Revenue	6.500%	1/1/12	330,000	344,639
Georgia Private Colleges & Universities Authority Revenue, Mercer University Project	5.250%	10/1/20	2,000,000	2,002,280
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation II LLC Project	5.500%	6/15/39	15,000,000	15,117,750
Lawrenceville Housing Authority, MFH Revenue, Knollwood Park Apartments Project, FNMA-Collateralized	6.250%	6/1/15	940,000	942,651	(a)(f)
Main Street Natural Gas Inc., GA:
Gas Project Revenue	5.000%	3/15/18	6,485,000	6,557,697
Gas Project Revenue	5.000%	3/15/22	5,000,000	4,795,150
Gas Project Revenue	5.500%	9/15/26	10,000,000	9,715,200
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Refunding, AMBAC	6.250%	7/1/20	250,000	289,863
Milledgeville, GA, Water & Sewer Revenue, AGM	6.000%	12/1/21	500,000	613,285
Monroe County, GA, Development Authority, PCR, Oglethorpe Power Corp. Scherer Project	6.800%	1/1/12	500,000	519,965
Private Colleges & Universities Authority Revenue, Mercer Housing Corp. Project	6.000%	6/1/31	2,000,000	1,839,620
Richmond County, GA, Development Authority, Environmental Improvement Revenue, International Paper Company Project	6.250%	2/1/25	2,000,000	2,005,200	(a)
Savannah, GA, EDA, PCR, Union Camp Corp. Project	6.150%	3/1/17	500,000	541,560
Thomasville, GA, Hospital Authority Revenue:
Anticipation CTFS, John D. Archbold Memorial Hospital	5.125%	11/1/30	3,500,000	3,220,490
Anticipation CTFS, John D. Archbold Memorial Hospital	5.250%	11/1/35	1,000,000	899,380
Anticipation CTFS, John D. Archbold Memorial Hospital	5.375%	11/1/40	2,250,000	2,044,890
Total Georgia				227,614,440
Hawaii — 1.2%
Hawaii State Airports System Revenue	5.000%	7/1/39	40,800,000	36,724,488
Hawaii State Airports Systems Revenue	5.000%	7/1/34	28,375,000	26,192,963

See Notes to Financial Statements.

22	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Hawaii — continued
Hawaii State Department of Budget & Finance, Hawaiian Electric Co. Inc., NATL	5.650%	10/1/27	$960,000	$887,030	(a)
Total Hawaii				63,804,481
Idaho — 0.1%
Idaho Health Facilities Authority Revenue, St. Luke’s Regional Medical Center, AGM	5.000%	7/1/35	4,000,000	3,857,880
Illinois — 6.4%
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/40	6,000,000	5,178,300
Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	1,250,000	1,307,175	(a)
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.500%	11/1/38	18,500,000	19,535,815
Alexian, AGM	5.500%	1/1/28	30,500,000	31,181,980
Edward Hospital, AMBAC	5.500%	2/1/40	4,000,000	3,625,440
Illinois Rush University Medical Center	6.625%	11/1/39	28,025,000	28,775,790
Little Co. of Mary Hospital and Health Care Centers	5.375%	8/15/40	12,795,000	11,215,585
Memorial Health System	5.500%	4/1/39	12,000,000	11,007,360
Park Place of Elmhurst	8.000%	5/15/30	4,385,000	4,246,697
Illinois Finance Authority, Water Facility Revenue, American Water Capital Corp. Project	5.250%	10/1/39	3,150,000	2,946,856
Illinois State COP, Department of Central Management Services, NATL	5.650%	7/1/17	2,750,000	2,756,435
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue:
McCormick	5.000%	6/15/50	101,130,000	85,497,325
McCormick	5.250%	6/15/50	113,205,000	100,771,695
McCormick Place, AGM	5.000%	6/15/50	30,000,000	25,551,600
Regional Transportation Authority, NATL, FGIC	7.750%	6/1/20	1,045,000	1,320,504
Total Illinois				334,918,557
Indiana — 1.0%
Indiana Health Facilities Financing Authority, Hospital Revenue	6.375%	8/1/31	2,275,000	2,353,283	(c)
Indiana Health Facilities Financing Authority, Hospital Revenue	6.375%	8/1/31	725,000	728,966
Indiana Municipal Power Agency Power Supply Systems Revenue	5.625%	1/1/28	4,000,000	4,183,720
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/29	2,000,000	2,096,020
Indiana Municipal Power Agency Power Supply Systems Revenue	5.750%	1/1/34	10,000,000	10,115,900
Indianapolis, IN, Gas Utility Revenue, AGC	5.250%	8/15/26	9,290,000	9,432,694

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	23

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indianapolis, IN, Local Public Improvement Bond Bank	6.750%	2/1/14	$2,460,000	$2,620,097	(b)
North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project	7.125%	7/1/22	2,000,000	700,000	(e)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	20,000,000	20,693,800
Total Indiana				52,924,480
Iowa — 0.1%
Iowa Finance Authority Revenue, Catholic Health Initiatives	6.000%	12/1/18	3,000,000	3,017,790
Kansas — 0.1%
Kansas State Development Finance Authority, Health Facilities Revenue, Hays Medical Center Inc.	5.000%	5/15/35	4,000,000	3,462,840
Kentucky — 0.6%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue:
Baptist Healthcare Systems	5.375%	8/15/24	4,000,000	4,135,640
Baptist Healthcare Systems	5.625%	8/15/27	2,000,000	2,074,080
Kentucky Economic Development Finance Authority Revenue:
Louisville Arena Project, AGC	6.000%	12/1/33	9,000,000	9,292,140
Louisville Arena Project, AGC	6.000%	12/1/38	5,000,000	5,102,350
Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	9,790,000	8,570,460
Total Kentucky				29,174,670
Louisiana — 0.4%
Louisiana Local Government Environmental Facilities & CDA Revenue, Refunding Bonds, Sharlo Apartments, GNMA-Collateralized	6.500%	6/20/37	1,000,000	1,049,930
Louisiana PFA, Hospital Revenue, Lafayette General Medical Center	5.500%	11/1/40	18,000,000	16,323,120
Louisiana State Citizens Property Insurance Corp., Assessment Revenue, AGC	6.125%	6/1/25	5,000,000	5,585,550
Total Louisiana				22,958,600
Maryland — 1.6%
Maryland State Community Development Administration, Department of Housing & Community Development	5.250%	9/1/35	15,000,000	14,930,400
Maryland State Community Development Administration, Department of Housing & Community Development	5.375%	9/1/39	3,000,000	2,989,140
Maryland State Economic Development Corp., EDR:
Transportation Facilities Project	5.375%	6/1/25	7,500,000	7,054,575
Transportation Facilities Project	5.750%	6/1/35	19,000,000	17,597,040

See Notes to Financial Statements.

24	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Maryland State Health & Higher EFA Revenue:
Anne Arundel Health System Inc.	5.000%	7/1/28	$5,000,000	$4,914,350
Anne Arundel Health System Inc.	5.000%	7/1/32	1,500,000	1,442,805
Anne Arundel Health Systems	6.750%	7/1/39	7,500,000	8,150,250
The Johns Hopkins Hospital Issue	5.000%	11/15/24	5,000,000	5,551,250	(c)
University of Maryland Medical System	5.000%	7/1/34	9,000,000	8,490,870
University of Maryland Medical System	5.125%	7/1/39	12,725,000	12,042,940
Total Maryland				83,163,620
Massachusetts — 2.0%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue	5.000%	1/1/37	22,500,000	21,133,350
Massachusetts State DFA Revenue:
Boston University	5.600%	10/1/35	8,700,000	8,841,636
Boston University	5.700%	10/1/40	13,105,000	13,326,475
May Institute Issue Inc., Radian	5.750%	9/1/29	1,000,000	873,320
Merrimack College Issue, NATL	5.000%	7/1/22	1,000,000	954,130
Visual & Performing Arts Project	6.000%	8/1/21	2,200,000	2,521,970
Massachusetts State HEFA Revenue:
Berklee College of Music	5.000%	10/1/32	5,000,000	4,973,650
Berkshire Health Systems, Radian	5.700%	10/1/25	1,000,000	976,470
Caregroup Inc.	5.000%	7/1/28	2,000,000	1,834,240
Caregroup Inc., NATL	5.375%	2/1/26	1,750,000	1,689,870
Caregroup Inc., NATL	5.375%	2/1/27	1,000,000	956,170
Caregroup Inc., NATL	5.375%	2/1/28	1,500,000	1,420,980
New England Medical Center, FGIC	5.000%	5/15/22	4,805,000	4,426,366
New England Medical Center, FGIC	5.000%	5/15/22	195,000	205,509	(c)
Suffolk University	5.750%	7/1/39	17,500,000	16,859,675
University of Massachusetts Memorial Health Care Inc.	6.625%	7/1/32	1,250,000	1,250,850
Massachusetts State Housing Finance Agency:
Housing Revenue, Single-Family Housing	5.350%	12/1/33	9,000,000	9,155,880
Housing Revenue, Single-Family Housing	5.400%	6/1/39	4,830,000	4,855,454
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	5,000,000	5,299,150
Massachusetts State IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA	6.500%	8/1/37	730,000	741,147
Massachusetts State Special Obligation Dedicated Tax Revenue, NATL, FGIC	5.500%	1/1/34	1,000,000	1,012,950
Massachusetts State Water Pollution Abatement Trust, Pool Program, Unrefunded Balance	5.250%	8/1/28	245,000	252,134
Total Massachusetts				103,561,376

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	25

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 2.7%
Detroit, MI, GO, District State Aid	5.250%	11/1/35	$17,000,000	$16,518,050
Detroit, MI, Water Supply System Revenue:
AGM	5.000%	7/1/34	9,000,000	8,107,740
AGM	6.250%	7/1/36	10,000,000	10,597,500
NATL	5.000%	7/1/30	7,000,000	6,570,270
Lake Superior, MI, State University Revenue, AMBAC	5.500%	11/15/21	1,000,000	1,015,530
Michigan State Building Authority Revenue:
Facilities Program	5.125%	10/15/33	16,500,000	15,786,045
Facilities Program	6.000%	10/15/38	20,500,000	21,375,350
Facilities Program, NATL	5.000%	10/15/29	1,500,000	1,473,180
Michigan State Hospital Finance Authority Revenue, McLaren Health Care Corp.	5.750%	5/15/38	17,750,000	17,603,563
Michigan State Housing Development Authority, Rental Housing Revenue	5.375%	10/1/29	1,660,000	1,663,088
Michigan State Housing Development Authority, Rental Housing Revenue	5.625%	10/1/34	2,500,000	2,526,275
Michigan State Housing Development Authority, Rental Housing Revenue	5.700%	10/1/39	3,115,000	3,128,145
Michigan State Housing Development Authority, Rental Housing Revenue, AMBAC	6.350%	10/1/35	2,140,000	2,224,230	(a)
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison	5.500%	8/1/16	4,000,000	4,354,120	(f)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	24,000,000	27,221,280
Total Michigan				140,164,366
Minnesota — 0.3%
Columbia Heights, MN, MFH Revenue, Crest View, GNMA-Collateralized	6.625%	4/20/43	1,470,000	1,649,311	(c)
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	2,500,000	2,400,225
Eden Prairie, MN, MFH Revenue:
Rolling Hills Project, GNMA-Collateralized	6.150%	8/20/31	1,000,000	1,053,140
Rolling Hills Project, GNMA-Collateralized	6.200%	2/20/43	1,000,000	1,052,440
Minneapolis, MN, Hospital Revenue, St. Mary’s Hospital & Rehabilitation	10.000%	6/1/13	270,000	300,037	(b)
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System	5.250%	11/15/28	10,960,000	11,004,717
Total Minnesota				17,459,870
Mississippi — 0.1%
Lowndes County, MS, Solid Waste Disposal & PCR, Refunding Bonds, Weyerhouser Co. Project	6.800%	4/1/22	3,000,000	3,197,010

See Notes to Financial Statements.

26	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 1.4%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.625%	8/1/38	$8,500,000	$8,296,510
Kansas City, MO, IDA Revenue:
AMBAC	5.000%	12/1/17	2,105,000	2,303,712
AMBAC	5.000%	12/1/20	4,500,000	4,854,465
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.750%	1/1/29	5,000,000	5,219,650
Missouri State Development Finance Board Infrastructure Facilities Revenue, Independence Events Center	6.250%	4/1/38	7,000,000	7,067,620
Missouri State HEFA Revenue:
Children’s Mercy Hospital	5.625%	5/15/39	30,000,000	29,191,200
Lake Regional Health System Project	5.600%	2/15/25	2,000,000	2,003,160
North Kansas City, MO, Hospital Revenue:
North Kansas City Hospital, AGM	5.000%	11/15/23	1,000,000	1,017,860
North Kansas City Hospital, AGM	5.000%	11/15/24	900,000	913,545
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	10,345,000	10,521,899
Poplar Bluff, MO, Public Building Corp. Leasehold Revenue, NATL	5.250%	9/1/22	1,000,000	1,029,090
Springfield, MO, Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC	5.000%	3/1/24	1,500,000	1,567,125
Total Missouri				73,985,836
Montana — 0.5%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	28,195,000	26,466,928	(a)
Nebraska — 0.3%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/23	9,970,000	10,341,382
Omaha Convention Hotel Corp., Nebraska Revenue, Refunding, Convention Center 1st Tier, AMBAC	5.000%	2/1/20	2,710,000	2,911,814
Total Nebraska				13,253,196
Nevada — 0.8%
Clark County, NV, Airport Revenue, AMBAC	5.000%	7/1/40	11,365,000	10,171,220
Reno, NV, Hospital Revenue:
Renown Regional Medical Center Project	5.250%	6/1/41	10,000,000	8,172,700
Washoe Medical Center, AGM	5.500%	6/1/39	19,350,000	17,867,984
Washoe Medical Center, AGM	5.250%	6/1/40	7,500,000	6,656,025
Total Nevada				42,867,929

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	27

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Hampshire — 0.2%
New Hampshire HEFA Revenue, Healthcare System, Covenant Health System	6.125%	7/1/31	$1,000,000	$1,053,420	(c)
New Hampshire State HFA, Single-Family Mortgage Revenue	5.550%	7/1/33	5,395,000	5,542,445
New Hampshire State HFA, Single-Family Mortgage Revenue	5.600%	1/1/38	4,560,000	4,647,598
Total New Hampshire				11,243,463
New Jersey — 4.9%
Essex County, NJ, Improvement Authority Revenue, Refunding, Hampton Valley Apartments, NATL, FHA	5.650%	1/1/15	555,000	555,139
New Jersey EDA Revenue:
School Facilities Construction	5.000%	12/15/27	9,230,000	9,218,924
School Facilities Construction	5.250%	12/15/33	12,500,000	12,658,125
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	5.600%	11/1/34	11,250,000	11,190,600	(a)
New Jersey Health Care Facilities Financing Authority Revenue:
Catholic Health East	4.750%	11/15/29	5,000,000	4,542,150
St. Peter’s University Hospital	6.875%	7/1/30	1,500,000	1,481,670
New Jersey State EDA, First Mortgage Revenue, The Presbyterian Home at Montgomery Project	6.375%	11/1/31	2,000,000	1,617,260
New Jersey State EDA Revenue:
Refunding	6.875%	1/1/37	13,110,000	11,108,365	(a)
Refunding, Gloucester Marine Project	6.625%	1/1/37	12,000,000	10,464,960
New Jersey State EDA, Motor Vehicle Revenue, Motor Vehicle Surcharges, NATL	5.250%	7/1/31	1,000,000	1,008,420
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	11,030,000	10,775,317	(a)(g)
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	7,255,000	7,333,426
Richard Stockton College	5.375%	7/1/38	5,000,000	4,960,650
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	10,430,000	10,641,312
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.500%	6/1/27	25,905,000	26,158,869
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	5,000,000	5,049,100
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	54,000,000	55,631,340	(a)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.500%	10/1/38	16,135,000	16,567,741

See Notes to Financial Statements.

28	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Transportation Trust Fund Authority:
Transportation System	0.000%	12/15/36	$45,555,000	$8,184,867
Transportation System	5.875%	12/15/38	30,000,000	31,358,100
Transportation System, NATL	6.000%	12/15/19	2,000,000	2,087,980	(c)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	8,000,000	7,745,280
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	2,000,000	1,991,020
South Jersey Port Corp. New Jersey Revenue, Refunding	5.000%	1/1/23	2,200,000	2,237,906
Total New Jersey				254,568,521
New Mexico — 0.6%
New Mexico Mortgage Finance Authority:
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.450%	3/1/36	4,655,000	4,723,335
Single-Family Mortgage, GNMA, FNMA, FHLMC	5.850%	7/1/39	4,650,000	4,894,125	(a)
New Mexico State Hospital Equipment Loan Council Hospital Revenue:
Presbyterian Healthcare Services	6.375%	8/1/32	15,000,000	16,014,750
Presbyterian Healthcare Services	5.000%	8/1/39	5,080,000	4,567,784
Total New Mexico				30,199,994
New York — 5.7%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	25,800,000	25,287,870
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	32,000,000	31,306,880
Goldman Sachs Headquarters	5.500%	10/1/37	10,000,000	10,211,000
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	22,000,000	23,518,660
MTA of New York Revenue	6.500%	11/15/28	10,000,000	11,001,600
MTA, NY, Revenue	5.000%	11/15/34	10,000,000	9,545,100
MTA, NY, Revenue	5.250%	11/15/40	21,500,000	20,594,850
New York City, NY, HDC, MFH Revenue	4.900%	11/1/34	5,695,000	5,471,072
New York City, NY, HDC, MFH Revenue, GNMA-Collateralized, FHA	5.100%	11/1/24	5,000,000	5,105,800
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.500%	2/15/23	4,000,000	4,226,600
New York City, NY, MFA, Water & Sewer System Revenue, Second General Resolution	5.375%	6/15/43	5,000,000	5,089,050
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/31	6,000,000	6,054,000
New York City, NY, TFA, Building Aid Revenue	5.125%	1/15/33	6,000,000	6,063,480
New York Liberty Development Corp., Liberty Revenue, Second Priority, Bank of America Tower	5.125%	1/15/44	24,650,000	23,002,640

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	29

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Dormitory Authority Lease Revenue:
State University Dormitory Facilities	5.375%	7/1/18	$2,000,000	$2,129,960	(c)
State University Dormitory Facilities	5.000%	7/1/40	3,000,000	2,892,510
New York State Dormitory Authority Revenue	7.500%	5/15/11	444,000	449,981
New York State Dormitory Authority Revenue, Non-State Supported Debt, New School University	5.500%	7/1/40	35,000,000	34,997,200
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	3,000,000	3,008,790
Orange County, NY, IDA, Civic Facilities Revenue:
Arden Hill Life Care Center Project	7.000%	8/1/21	1,000,000	889,390
Arden Hill Life Care Center Project	7.000%	8/1/31	1,000,000	807,420
Port Authority of New York & New Jersey	5.000%	1/15/41	21,855,000	21,226,669
Port Authority of New York & New Jersey, Special Obligation Revenue:
5th Installment, Special Project	6.750%	10/1/19	1,250,000	1,181,575	(a)
JFK International Air Terminal LLC	5.500%	12/1/31	20,000,000	18,922,200
JFK International Air Terminal LLC	6.000%	12/1/36	8,000,000	7,835,920
JFK International Air Terminal LLC	6.000%	12/1/42	15,000,000	14,584,050
Tobacco Settlement Financing Corp., Asset-Backed Revenue, AMBAC	5.250%	6/1/22	1,600,000	1,649,360
Total New York				297,053,627
North Carolina — 1.3%
Charlotte, NC, Governmental Facilities Projects:
COP	5.250%	6/1/23	3,500,000	3,644,760
COP	5.000%	6/1/24	3,000,000	3,095,520
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
Carolinas Healthcare	5.250%	1/15/34	13,400,000	13,102,520
Carolinas Healthcare	5.250%	1/15/39	22,000,000	21,219,000
Dare County, NC, COP, AMBAC	5.375%	6/1/15	1,145,000	1,178,182
Monroe, NC, COP, AGC	5.500%	3/1/39	1,000,000	1,014,190
North Carolina Eastern Municipal Power Agency, Power System Revenue	6.000%	1/1/26	1,310,000	1,647,469	(c)
North Carolina Turnpike Authority, Triangle Expressway System Revenue, AGC	5.750%	1/1/39	9,000,000	9,072,450
Raleigh Durham, NC, Airport Authority Revenue	5.000%	5/1/32	4,500,000	4,529,295
Raleigh Durham, NC, Airport Authority Revenue	5.000%	5/1/36	7,500,000	7,383,375
Total North Carolina				65,886,761
North Dakota — 0.2%
Burleigh County, ND, Health Care Revenue, MedCenter One Inc., NATL	5.250%	5/1/13	535,000	536,279

See Notes to Financial Statements.

30	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
North Dakota — continued
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	5.150%	7/1/40	$10,000,000	$9,576,600
Total North Dakota				10,112,879
Ohio — 1.5%
Cleveland, OH, State University, NATL, FGIC	5.000%	6/1/19	1,210,000	1,313,068
Cleveland, OH, Waterworks Revenue:
First Mortgage, NATL, Unrefunded Balance	5.625%	1/1/13	20,000	20,077
First Mortgage, NATL, Unrefunded Balance	5.700%	1/1/14	15,000	15,047
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,930,000	2,934,278
Cuyahoga County, OH, Hospital Revenue:
Refunding & Improvement, MetroHealth System Project, NATL	5.625%	2/15/17	1,000,000	1,002,950
Refunding, MetroHealth System, NATL	5.250%	2/15/19	5,935,000	5,950,134
Erie County, OH, Garbage Refuse Landfill Improvement, AGM	5.250%	12/1/24	3,290,000	3,431,075
Franklin County, OH, Mortgage Revenue, Villas at St. Therese, GNMA-Collateralized	5.900%	6/20/39	1,000,000	1,004,220
Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, FHA	6.600%	8/1/25	770,000	770,531
Green Springs, OH, Health Care Facilities Revenue, St. Francis Health Care Center Project	7.125%	5/15/25	129,716	65	(e)(h)
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, NATL, FGIC	5.000%	5/15/24	2,515,000	2,386,559
Hamilton County, OH, Sales Tax Revenue:
AMBAC	5.250%	12/1/18	640,000	641,760
AMBAC	5.250%	12/1/19	730,000	731,949
AMBAC	5.250%	12/1/32	2,570,000	2,553,321
Lakewood, OH, GO, AMBAC	5.250%	12/1/21	2,000,000	2,072,480	(c)
Lorain County, OH, Hospital Revenue, Catholic Healthcare	5.500%	10/1/17	1,000,000	1,034,460
Lucas County, OH, Hospital Revenue:
Promedica Healthcare	6.000%	11/15/41	5,000,000	5,007,300
Promedica Healthcare Obligation Group, AMBAC	5.375%	11/15/23	10,000,000	10,025,400
Promedica Healthcare Obligation Group, AMBAC	5.375%	11/15/29	9,550,000	9,291,291
Montgomery County, OH, Administration Building Revenue, Catholic Health Initiatives	6.250%	10/1/33	1,400,000	1,477,588
Ohio State Air Quality Development Authority Revenue, FirstEnergy Nuclear Generation Corp.	5.750%	6/1/16	10,500,000	11,166,750	(f)
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, GNMA, FNMA, FHLMC-Collateralized	5.400%	9/1/33	1,445,000	1,466,328

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	31

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	$17,000,000	$16,633,820	(f)
Total Ohio				80,930,451
Oklahoma — 0.9%
Grand River Dam Authority, OK, Revenue	5.250%	6/1/40	36,820,000	37,312,284
Oklahoma State Municipal Power Authority, Power Supply System Revenue	6.000%	1/1/38	3,000,000	3,143,220
Pottawatomie County, OK, Development Authority Water Revenue, North Dear Creek Reservoir Project, AMBAC	5.000%	7/1/23	1,500,000	1,545,405
Tulsa, OK, PFA, Lease Payment Revenue, Refunding Bonds, Assembly Center	6.600%	7/1/14	2,465,000	2,687,244
Woods County, OK, IDA, IDR, Refunding, Cargill Inc. Project	6.250%	10/1/14	1,000,000	1,000,000
Total Oklahoma				45,688,153
Oregon — 1.2%
Clackamas County, OR, Hospital Facilities Authority Revenue, Refunding, Legacy Health System	5.750%	5/1/15	2,000,000	2,028,960
Klamath Falls, OR, Inter Community Hospital Authority Revenue:
Merle West Medical Center	6.250%	9/1/31	625,000	684,050	(c)
Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	375,000	324,217
Multnomah County, OR, Hospital Facilities Authority Revenue:
Providence Health Systems	5.250%	10/1/16	1,000,000	1,088,880
Providence Health Systems	5.250%	10/1/20	1,000,000	1,057,310
Oregon Health & Sciences University Revenue	5.750%	7/1/39	17,100,000	17,267,409
Oregon State Department of Administrative Services:
COP	5.250%	5/1/39	1,900,000	1,891,545
Lottery Revenue, AGM	5.500%	4/1/18	2,000,000	2,110,920	(c)
Oregon State Facilities Authority Revenue, Samaritan Health Services	5.250%	10/1/40	30,000,000	28,201,500
Oregon State GO, Veterans Welfare	5.375%	12/1/31	2,540,000	2,544,826
Port of Umatilla, OR, GO, Water Revenue, LOC-Bank of America N.A.	6.650%	8/1/22	705,000	708,828	(a)
Portland, OR, Community College District	5.000%	6/1/18	2,885,000	2,917,947	(c)
Total Oregon				60,826,392
Pennsylvania — 3.3%
Chester County, PA, HEFA, Health System Revenue	5.000%	5/15/40	2,500,000	2,295,400
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	1,440,000	1,085,155

See Notes to Financial Statements.

32	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Dauphin County, PA, IDA, Dauphin Consolidated Water Supply Co.	6.900%	6/1/24	$2,400,000	$2,655,504	(a)
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/35	14,015,000	13,822,013
Harrisburg, PA, Redevelopment Authority, First Mortgage Office Building	6.750%	5/15/25	1,875,000	1,968,225	(c)
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,085,520
Lancaster County, PA, Hospital Authority Revenue, Health Center, Willow Valley Retirement Project	5.875%	6/1/31	1,000,000	952,740
Lebanon County, PA, Health Facilities Authority Revenue, Hospital, Good Samaritan Hospital Project	5.800%	11/15/22	5,500,000	5,226,155
Luzerne County, PA, IDA, Water Facility Revenue, American Water Co.	5.500%	12/1/39	12,000,000	11,794,680
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	5,000,000	4,645,600
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.750%	8/1/30	4,025,000	4,199,564
New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project	6.500%	6/1/25	1,000,000	902,720
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
PPL Energy Supply LLC Project	3.000%	9/1/15	15,000,000	14,617,350	(f)
Shipping Port	3.375%	7/1/15	20,000,000	19,538,000	(f)
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	6,000,000	6,176,100
Pennsylvania Higher EFA Revenue, University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,007,720	(i)
Pennsylvania Housing Finance Agency, Single-Family Mortgage Revenue	5.400%	10/1/33	130,000	131,788
Pennsylvania State Higher EFA Revenue:
Student Association Inc. Project	6.750%	9/1/32	985,000	897,000
Thomas Jefferson University	5.000%	3/1/40	5,710,000	5,314,126
University of Pennsylvania Health Systems Revenue	5.000%	8/15/24	1,000,000	1,004,820	(i)
University of Pennsylvania Health Systems Revenue	5.250%	8/15/25	1,750,000	1,766,765	(i)
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/29	37,270,000	38,441,769
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	3,000,000	2,862,630
Pennsylvania State Turnpike Commission Revenue	5.125%	12/1/40	11,500,000	10,665,215

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	33

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	$7,000,000	$7,344,960
Philadelphia, PA Hospitals & Higher EFA, Hospital Revenue, Presbyterian Medical Center	6.650%	12/1/19	1,025,000	1,238,528	(b)
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.000%	11/15/40	7,000,000	6,131,090
Total Pennsylvania				171,771,137
Puerto Rico — 1.7%
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	10,000,000	8,733,400
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project	6.700%	5/1/24	1,000,000	1,003,300
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc.	6.250%	6/1/26	200,000	168,214	(a)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.375%	8/1/39	81,500,000	74,899,315
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	7,000,000	6,535,340
Total Puerto Rico				91,339,569
Rhode Island — 0.2%
Providence, RI, RDA Revenue, Refunding Bonds, Public Safety Building Project, AMBAC	5.000%	4/1/24	3,270,000	3,280,627
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,460,000	5,874,742
Total Rhode Island				9,155,369
South Carolina — 0.4%
Piedmont, SC, Municipal Power Agency, Electric Revenue:
Refunding Bonds, FGIC	6.750%	1/1/20	565,000	733,319	(b)
Unrefunded Balance, NATL, FGIC	6.750%	1/1/20	670,000	789,474
South Carolina Jobs—EDA Revenue:
Hospital Refunding & Improvement, AnMed Health Project, AGC	5.500%	2/1/38	7,000,000	6,941,340
Myrtle Beach Convention Center Hotel Project, NATL	5.250%	4/1/26	2,470,000	2,313,353
South Carolina State Ports Authority Revenue	5.250%	7/1/40	10,000,000	9,722,300
South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC	5.000%	10/1/23	960,000	990,039
Total South Carolina				21,489,825

See Notes to Financial Statements.

34	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 0.8%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health Initiatives	6.250%	10/1/33	$1,250,000	$1,328,062
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,000,000	1,918,300
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	7,570,000	7,573,255
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance	5.500%	7/1/36	9,100,000	8,141,588
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	20,000,000	19,534,800
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	5,040,000	4,893,034
Total Tennessee				43,389,039
Texas — 8.1%
Bexar County, TX, Health Facilities Development Corp., Revenue, Army Retirement Residence Project	6.300%	7/1/32	1,500,000	1,623,360	(c)
Bexar County, TX, Housing Finance Corp., MFH Revenue, Waters at Northern Hills Apartments, NATL	6.050%	8/1/36	1,000,000	806,360
Brazos River, TX, Harbor Navigation District:
BASF Corp. Project	6.750%	2/1/12	1,000,000	998,200
Brazoria County Environmental, Dow Chemical Co. Project	6.625%	5/15/33	5,000,000	5,057,800	(a)
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	4,970,000	3,847,426	(a)
Dallas-Fort Worth, TX, International Airport Revenue:
Joint Improvement	5.000%	11/1/42	10,000,000	8,914,200
Joint Improvement	5.000%	11/1/45	30,000,000	26,554,500
El Paso County, TX, Housing Finance Corp., MFH Revenue:
American Village Communities	6.375%	12/1/32	3,000,000	3,000,360
La Plaza Apartments	6.750%	7/1/30	2,390,000	2,398,150
Fort Worth, TX, Housing Finance Corp., GNMA-Collateralized Single-Family Mortgage Revenue, Capital Appreciation	0.000%	6/1/21	10,000	4,015	(a)
Galveston, TX, Special Contract Revenue, Refunding Bonds, Farmland Industries Inc. Project	5.500%	5/1/15	1,775,000	1,656,306
Garza County, TX, Public Facility Corp., Project Revenue	5.750%	10/1/25	4,235,000	4,255,582
Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project	8.000%	4/1/28	5,000,000	4,868,250	(a)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	31,000,000	28,229,530
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	2,000,000	2,341,640	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	35

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue:
Deer Park Refining LP Project	5.000%	2/1/23	$44,000,000	$44,650,760
Deer Park Refining Project	4.700%	5/1/18	2,000,000	2,063,320
Houston, TX, Airport Systems Revenue	5.500%	7/1/39	10,000,000	10,041,000
Limestone County, TX, PFC Revenue, County Jail Project	5.750%	11/1/31	8,175,000	8,164,454
Love Field Airport Modernization Corp, TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	35,750,000	32,234,345
Lower Colorado River Authority, TX, Transmission Contract Revenue, LCRA Transmission Services Project, AMBAC	4.900%	5/15/36	13,500,000	12,164,715
Midland County, TX, Hospital District Revenue, Refunding, AMBAC	5.375%	6/1/16	1,000,000	1,003,000
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	7.875%	11/15/26	2,000,000	2,069,380	(c)
North Texas Tollway Authority Revenue	5.750%	1/1/33	54,000,000	52,748,820
North Texas Tollway Authority Revenue	6.250%	1/1/39	8,000,000	8,177,760
North Texas Tollway Authority Revenue	6.000%	1/1/43	15,000,000	14,935,200
Panhandle, TX, Regional Housing Finance Corp., GNMA-Collateralized	6.650%	7/20/42	994,000	1,055,171
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources	5.000%	11/15/40	33,530,000	30,767,128
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	3,703,253
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	57,980,000	60,039,450
Texas Private Activity Bond Surface Transportation Corp., Senior Lien	6.875%	12/31/39	18,000,000	18,098,100
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	25,000,000	25,372,250
Total Texas				421,843,785
U.S. Virgin Islands — 0.2%
University of the Virgin Islands:
Refunding & Improvement, Bonds, ACA	6.000%	12/1/24	1,000,000	957,510
Refunding & Improvement, Bonds, ACA	6.250%	12/1/29	2,790,000	2,648,184
Virgin Islands HFA, Single-Family Mortgage Revenue:
GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.450%	3/1/16	40,000	40,022	(a)
GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	105,000	100,345	(a)
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	8,000,000	7,681,680
Total U.S. Virgin Islands				11,427,741

See Notes to Financial Statements.

36	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Utah — 0.0%
Provo, UT, Electric Revenue	10.125%	4/1/15	$505,000	$599,546	(b)
Vermont — 0.1%
Vermont Educational & Health Buildings Agency Revenue:
Norwich University Project	5.500%	9/1/28	2,650,000	2,945,846	(c)
Norwich University Project	5.500%	9/1/33	1,750,000	1,945,370	(c)
Vermont Housing Finance Agency, Single-Family, AGM	5.000%	11/1/34	1,545,000	1,536,317	(a)
Total Vermont				6,427,533
Virginia — 0.5%
Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co.	5.875%	6/1/17	4,000,000	4,092,400
Pittsylvania County, VA, GO	5.750%	2/1/30	5,000,000	5,377,500
Virginia College Building Authority, VA, Educational Facilities Revenue, Liberty University Inc. Projects	5.000%	3/1/41	15,725,000	15,437,232
Total Virginia				24,907,132
Washington — 1.1%
Port Longview, WA, Revenue, Refunding Bonds	6.250%	12/1/18	2,865,000	2,872,793	(a)
Port of Seattle, WA, Revenue	5.000%	6/1/40	20,000,000	18,997,600
Washington State Health Care Facilities Authority, Swedish Health Services	6.250%	11/15/41	21,550,000	21,489,013	(i)
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	7.000%	7/1/39	8,500,000	8,686,830
Multicare Health Systems, AGC	6.000%	8/15/39	2,500,000	2,578,375
Washington State Public Power Supply System, Nuclear Project No. 1 Revenue, Refunding, FGIC, TCRS	7.125%	7/1/16	250,000	310,008
Total Washington				54,934,619
West Virginia — 0.2%
Fairmont, WV, Water & Sewer Revenue, Refunding Bonds, AMBAC	9.250%	11/1/11	215,000	227,219	(b)
West Virginia State Hospital Finance Authority Revenue, United Hospital Center Inc., AGM	5.500%	6/1/33	5,000,000	4,974,150
West Virginia State Hospital Finance Authority, Hospital Revenue:
United Health Systems	5.500%	6/1/34	4,030,000	3,982,728
United Health Systems	5.500%	6/1/39	4,000,000	3,844,600
Total West Virginia				13,028,697

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	37

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — 0.7%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	$3,275,000	$3,631,484	(a)
Wisconsin State HEFA Revenue:
Agnesian Healthcare Inc.	6.000%	7/1/30	1,000,000	1,018,590	(c)
Aurora Health Care	6.400%	4/15/33	1,750,000	1,772,925
Aurora Health Care Inc.	5.500%	4/15/29	9,000,000	8,758,080
Aurora Health Care Inc.	5.625%	4/15/39	7,800,000	7,374,120
Children’s Hospital	5.375%	8/15/37	2,800,000	2,759,092
Essentia Health, AGM	5.125%	2/15/30	6,475,000	6,132,861
Kenosha Hospital & Medical Center Project	5.700%	5/15/20	965,000	965,781
Prohealth Care Inc. Obligation Group	6.625%	2/15/39	3,500,000	3,641,050
Total Wisconsin				36,053,983
Wyoming — 0.4%
Campbell County, WY, Solid Waste Facilities Revenue, Basin Electric Power Cooperative	5.750%	7/15/39	11,000,000	11,270,490
Wyoming CDA, Housing Revenue	5.500%	12/1/33	7,500,000	7,593,525
Wyoming Municipal Power Agency, Power Supply	5.000%	1/1/42	1,000,000	976,880
Total Wyoming				19,840,895
Total Investments before Short-Term Investments (Cost — $5,219,281,948)				5,148,383,833
Short-Term Investments —1.1%
California — 0.5%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Jewish Home San Francisco, LOC-Wells Fargo Bank N.A.	0.150%	11/15/35	8,700,000	8,700,000	(j)(k)
California Statewide CDA Revenue, Rady Children’s Hospital, LOC-Wells Fargo Bank N.A.	0.150%	8/15/47	8,200,000	8,200,000	(j)(k)
Irvine, CA, Improvement Bond Act 1915, Assessment District 93-14, LOC-Bank of America N.A.	0.190%	9/2/25	6,400,000	6,400,000	(j)(k)
Los Angeles, CA, Department of Water & Power, Subordinated, SPA-Bank of America N.A.	0.230%	7/1/34	900,000	900,000	(j)(k)
Total California				24,200,000
Colorado — 0.1%
Colorado Educational & Cultural Facilities Authority Revenue:
National Jewish Federation Bond Program, LOC-Bank of America	0.210%	9/1/35	1,500,000	1,500,000	(j)(k)
National Jewish Federation Bond Program, LOC-U.S. Bank N.A.	0.210%	11/1/37	2,245,000	2,245,000	(j)(k)
Total Colorado				3,745,000

See Notes to Financial Statements.

38	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — 0.2%
Broward County, FL, EFA Revenue, Nova Southeastern University Inc., LOC-Bank of America N.A.	0.200%	4/1/24	$5,000,000	$5,000,000	(j)(k)
Orange County, FL, Health Facilities Authority Revenue, Hospitals, Orlando Regional Healthcare, AGM, SPA-Dexia Credit Local	0.300%	10/1/41	5,000,000	5,000,000	(j)(k)
Total Florida				10,000,000
Illinois — 0.0%
Chicago, IL, Sales Tax Revenue, SPA-JPMorgan Chase	0.180%	1/1/34	2,400,000	2,400,000	(j)(k)
New York — 0.0%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Landesbank Hessen-Thuringen	0.210%	6/15/39	1,700,000	1,700,000	(j)(k)
North Carolina — 0.2%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare System, LOC-U.S. Bank N.A.	0.190%	1/15/26	9,800,000	9,800,000	(j)(k)
Pennsylvania — 0.1%
Philadelphia, PA, Hospitals & Higher EFA, Revenue, Children’s Hospital Project, SPA-JPMorgan Chase & Westdeutsche Landesbank	0.180%	7/1/25	2,500,000	2,500,000	(j)(k)
Puerto Rico — 0.0%
Commonwealth of Puerto Rico, GO:
Public Improvement, AGM, SPA-Dexia Credit Local	0.250%	7/1/18	1,000,000	1,000,000	(j)(k)
Public Improvement, AGM, SPA-Dexia Credit Local	0.250%	7/1/21	300,000	300,000	(j)(k)
Public Improvements, AGM, SPA-Dexia Bank	0.250%	7/1/24	1,200,000	1,200,000	(j)(k)
Total Puerto Rico				2,500,000
Tennessee — 0.0%
Knox County, TN, Health, Educational & Housing Facilities Board Hospital Facility Revenue, Covenant Health, SPA-SunTrust Bank	0.540%	1/1/46	700,000	700,000	(j)(k)
Total Short-Term Investments (Cost — $57,545,000)				57,545,000
Total Investments — 99.8% (Cost — $5,276,826,948#)				5,205,928,833
Other Assets in Excess of Liabilities — 0.2%				12,127,227
Total Net Assets — 100.0%				$5,218,056,060

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Securities are in default as of February 28, 2011.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	39

Legg Mason Western Asset Managed Municipals Fund

(f)	Maturity date shown represents the mandatory tender date.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Illiquid security (unaudited).

(i)	Security is purchased on a when-issued basis.

(j)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(k)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $5,276,653,072.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MFH	— Multi — Family Housing
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utility District
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency

See Notes to Financial Statements.

40	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Schedule of investments (cont’d)

February 28, 2011

Legg Mason Western Asset Managed Municipals Fund

SPA	— Standby Bond Purchase Agreement — Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority
VHA	— Veterans Health Administration

Summary of Investments by Sector†
Transportation	22.8%
Health care	21.0
Industrial revenue	12.8
Special tax obligation	10.2
Power	8.3
Education	7.6
Leasing	4.3
Housing	4.2
Water & sewer	3.5
Pre-refunded/escrowed to maturity	1.5
Local general obligation	1.0
Other	1.0
Solid waste/resource recovery	0.6
State general obligation	0.1
Short-term investments	1.1
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of February 28, 2011 and are subject to change.

Ratings Table* (unaudited)
S&P/Moody’s/Fitch**
AAA/Aaa	4.7%
AA/Aa	36.9
A	45.3
BBB/Baa	7.7
BB/Ba	0.5
B/B	0.3
CCC/Caa	0.1
A-1/VMIG 1	1.1
NR	3.4
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 41 through 45 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	41

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during

42	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—	Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	43
economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—	A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”

44	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Short-term security ratings (unaudited) (cont’d)

and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	45
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

46	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Statement of assets and liabilities

February 28, 2011

Assets:
Investments, at value (Cost — $5,276,826,948)	$5,205,928,833
Cash	35,874
Interest receivable	72,042,290
Receivable for Fund shares sold	10,710,276
Receivable for securities sold	10,366,430
Prepaid expenses	163,075
Total Assets	5,299,246,778

Liabilities:
Payable for securities purchased	51,593,255
Payable for Fund shares repurchased	23,165,810
Distributions payable	2,884,804
Investment management fee payable	1,754,337
Distribution fees payable	929,131
Trustees’ fees payable	71,672
Accrued expenses	791,709
Total Liabilities	81,190,718
Total Net Assets	$5,218,056,060

Net Assets:
Par value (Note 7)	$3,480
Paid-in capital in excess of par value	5,469,501,934
Undistributed net investment income	986,165
Accumulated net realized loss on investments and futures contracts	(181,537,404)
Net unrealized depreciation on investments	(70,898,115)
Total Net Assets	$5,218,056,060

Shares Outstanding:
Class1	1,957,254
ClassA	238,869,790
ClassB	5,044,478
ClassC	60,523,049
ClassI	41,594,936

Net Asset Value:
Class1 (and redemption price)	$14.94
ClassA (and redemption price)	$14.99
ClassB*	$15.02
ClassC*	$15.00
ClassI (and redemption price)	$15.01
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 4.25%)	$15.66

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	47

Statement of operations

For the Year Ended February 28, 2011

Investment Income:
Interest	$298,749,363

Expenses:
Investment management fee (Note 2)	24,800,129
Distribution fees (Notes 2 and 5)	12,982,394
Transfer agent fees (Note 5)	1,866,801
Legal fees	251,159
Registration fees	246,084
Shareholder reports	179,718
Trustees’ fees	102,822
Audit and tax	88,602
Insurance	87,759
Fund accounting fees	59,944
Custody fees	28,842
Miscellaneous expenses	29,625
Total Expenses	40,723,879
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(44,272)
Compensating balance arrangements (Note 1)	(105)
Net Expenses	40,679,502
Net Investment Income	258,069,861

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	59,242,592
Futures contracts	(119,182,455)
Net Realized Loss	(59,939,863)
Change in Net Unrealized Appreciation (Depreciation)	(296,129,231)
Net Loss on Investments and Futures Contracts	(356,069,094)
Proceeds from Settlement of a Regulatory Matter (Note 9)	1,433,879
Decrease in Net Assets From Operations	$(96,565,354)

See Notes to Financial Statements.

48	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2011	2010

Operations:
Net investment income	$258,069,861	$217,037,172
Net realized gain (loss)	(59,939,863)	76,265,899
Change in net unrealized appreciation (depreciation)	(296,129,231)	367,750,935
Proceeds from settlement of a regulatory matter (Note 9)	1,433,879	—
Increase (Decrease) in Net Assets From Operations	(96,565,354)	661,054,006

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(258,190,047)	(218,007,216)
Net realized gains	(1,267,182)	—
Decrease in Net Assets From Distributions to Shareholders	(259,457,229)	(218,007,216)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,219,390,612	1,524,025,607
Reinvestment of distributions	220,809,714	181,094,548
Cost of shares repurchased	(2,023,807,772)	(906,919,050)
Increase in Net Assets From Fund Share Transactions	416,392,554	798,201,105
Increase in Net Assets	60,369,971	1,241,247,895

Net Assets:
Beginning of year	5,157,686,089	3,916,438,194
End of year*	$5,218,056,060	$5,157,686,089
* Includes undistributed net investment income of:	$986,165	$1,455,915

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	49

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class 1 Shares[1]	2011		2010	2009	2008[2]	2007[3]

Net asset value, beginning of year	$15.87		$14.34	$15.03	$15.62	$15.34

Income (loss) from operations:
Net investment income	0.75		0.77	0.75	0.72	0.69
Net realized and unrealized gain (loss)	(0.93)		1.53	(0.70)	(0.59)	0.28
Total income (loss) from operations	(0.18)		2.30	0.05	0.13	0.97

Less distributions from:
Net investment income	(0.75)		(0.77)	(0.74)	(0.72)	(0.69)
Net realized gains	(0.00)	[4]	—	—	—	—
Total distributions	(0.75)		(0.77)	(0.74)	(0.72)	(0.69)

Net asset value, end of year	$14.94		$15.87	$14.34	$15.03	$15.62
Total return[5]	(1.20)%		16.34%	0.35%	0.77%	6.46%

Net assets, end of year (millions)	$29		$34	$33	$39	$44

Ratios to average net assets:
Gross expenses	0.62%		0.64%	0.65%	0.69%	0.69%[6]
Gross expenses, excluding interest expense	0.62		0.64	0.65	0.69	0.69	[6]
Net expenses[7,8]	0.49	[9]	0.49 [9]	0.51 [9]	0.56 [9]	0.68	[6]
Net expenses, excluding interest expense[7,8]	0.49	[9]	0.49 [9]	0.51 [9]	0.55 [9]	0.68	[6]
Net investment income	4.81		5.01	5.04	4.63	4.47

Portfolio turnover rate	43%		40%	75%	32%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective July 27, 2007, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

See Notes to Financial Statements.

50	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2011	2010	2009	2008[2]	2007[3]

Net asset value, beginning of year	$15.92	$14.39	$15.07	$15.67	$15.39

Income (loss) from operations:
Net investment income	0.73	0.75	0.73	0.70	0.69
Net realized and unrealized gain (loss)	(0.93)	1.53	(0.69)	(0.60)	0.28
Total income (loss) from operations	(0.20)	2.28	0.04	0.10	0.97

Less distributions from:
Net investment income	(0.73)	(0.75)	(0.72)	(0.70)	(0.69)
Net realized gains	(0.00) [4]	—	—	—	—
Total distributions	(0.73)	(0.75)	(0.72)	(0.70)	(0.69)

Net asset value, end of year	$14.99	$15.92	$14.39	$15.07	$15.67
Total return[5]	(1.32)%	16.13%	0.28%	0.60%	6.43%

Net assets, end of year (millions)	$3,581	$3,928	$3,129	$2,635	$2,607

Ratios to average net assets:
Gross expenses	0.64%	0.64%	0.66%	0.69%	0.71%[6]
Gross expenses, excluding interest expense	0.64	0.64	0.66	0.68	0.71	[6]
Net expenses[7]	0.64	0.64	0.66 [8,9]	0.67 [8,9]	0.70	[6,8,9]
Net expenses, excluding interest expense[7]	0.64	0.64	0.66 [8,9]	0.66 [8,9]	0.70	[6,8,9]
Net investment income	4.66	4.86	4.91	4.51	4.45

Portfolio turnover rate	43%	40%	75%	32%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.69%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.67% of average net assets for Class A until July 1, 2008.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	51

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class B Shares[1]	2011	2010	2009	2008[2]	2007[3]

Net asset value, beginning of year	$15.93	$14.40	$15.09	$15.69	$15.41

Income (loss) from operations:
Net investment income	0.64	0.66	0.65	0.62	0.61
Net realized and unrealized gain (loss)	(0.93)	1.53	(0.69)	(0.60)	0.28
Proceeds from settlement of a regulatory matter	0.07	—	—	—	—
Total income (loss) from operations	(0.22)	2.19	(0.04)	0.02	0.89

Less distributions from:
Net investment income	(0.69)	(0.66)	(0.65)	(0.62)	(0.61)
Net realized gains	(0.00) [4]	—	—	—	—
Total distributions	(0.69)	(0.66)	(0.65)	(0.62)	(0.61)

Net asset value, end of year	$15.02	$15.93	$14.40	$15.09	$15.69
Total return[5]	(1.46)%[6]	15.47%	(0.32)%	0.09%	5.88%

Net assets, end of year (millions)	$76	$103	$121	$153	$206

Ratios to average net assets:
Gross expenses	1.23%	1.22%	1.21%	1.23%	1.23%[7]
Gross expenses, excluding interest expense	1.23	1.22	1.21	1.23	1.23	[7]
Net expenses[8]	1.23	1.22	1.20 [9,10]	1.18 [9,10]	1.21	[7,9,10]
Net expenses, excluding interest expense[8]	1.23	1.22	1.20 [9,10]	1.18 [9,10]	1.21	[7,9,10]
Net investment income	4.06	4.30	4.35	4.00	3.93

Portfolio turnover rate	43%	40%	75%	32%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (1.92)% (Note 9).

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 1.20%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 1.18% of average net assets for Class B until July 1, 2008.

See Notes to Financial Statements.

52	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2011	2010	2009	2008[2]	2007[3]

Net asset value, beginning of year	$15.93	$14.40	$15.08	$15.68	$15.40

Income (loss) from operations:
Net investment income	0.64	0.66	0.64	0.61	0.61
Net realized and unrealized gain (loss)	(0.93)	1.53	(0.68)	(0.60)	0.28
Total income (loss) from operations	(0.29)	2.19	(0.04)	0.01	0.89

Less distributions from:
Net investment income	(0.64)	(0.66)	(0.64)	(0.61)	(0.61)
Net realized gains	(0.00) [4]	—	—	—	—
Total distributions	(0.64)	(0.66)	(0.64)	(0.61)	(0.61)

Net asset value, end of year	$15.00	$15.93	$14.40	$15.08	$15.68
Total return[5]	(1.88)%	15.49%	(0.27)%	0.04%	5.87%

Net assets, end of year (millions)	$908	$777	$466	$251	$241

Ratios to average net assets:
Gross expenses	1.20%	1.20%	1.21%	1.23%	1.24%[6]
Gross expenses, excluding interest expense	1.20	1.20	1.21	1.23	1.24	[6]
Net expenses[7]	1.20	1.20	1.21	1.23 [8]	1.23	[6,8]
Net expenses, excluding interest expense[7]	1.20	1.20	1.21	1.23 [8]	1.23	[6,8]
Net investment income	4.10	4.28	4.38	3.95	3.92

Portfolio turnover rate	43%	40%	75%	32%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.22%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	53

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2011		2010	2009	2008[2]	2007[3]

Net asset value, beginning of year	$15.94		$14.41	$15.09	$15.69	$15.41

Income (loss) from operations:
Net investment income	0.76		0.77	0.75	0.72	0.71
Net realized and unrealized gain (loss)	(0.94)		1.53	(0.68)	(0.59)	0.29
Total income (loss) from operations	(0.18)		2.30	0.07	0.13	1.00

Less distributions from:
Net investment income	(0.75)		(0.77)	(0.75)	(0.73)	(0.72)
Net realized gains	(0.00)	[4]	—	—	—	—
Total distributions	(0.75)		(0.77)	(0.75)	(0.73)	(0.72)

Net asset value, end of year	$15.01		$15.94	$14.41	$15.09	$15.69
Total return[5]	(1.19)%		16.30%	0.46%	0.78%	6.61%

Net assets, end of year (millions)	$624		$316	$167	$41	$25

Ratios to average net assets:
Gross expenses	0.49%		0.49%	0.49%	0.51%	0.53%[6]
Gross expenses, excluding interest expense	0.49		0.49	0.49	0.51	0.53	[6]
Net expenses[7]	0.49	[8]	0.49 [8]	0.49 [9,10]	0.50 [9,10]	0.52	[6,9]
Net expenses, excluding interest expense[7]	0.49	[8]	0.49 [8]	0.49 [9,10]	0.50 [9,10]	0.52	[6,9]
Net investment income	4.81		4.99	5.13	4.66	4.56

Portfolio turnover rate	43%		40%	75%	32%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.51%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective March 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.50% of average net assets for Class I until July 1, 2008.

See Notes to Financial Statements.

54	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Managed Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	55

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$5,148,383,833	—	$5,148,383,833
Short-term investments†	—	57,545,000	—	57,545,000
Total investments	—	$5,205,928,833	—	$5,205,928,833

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest

56	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(1,783,443)	$1,783,443

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	57

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares will not exceed the total annual operating expenses for Class A shares less the 12b-1 differential of 0.15%, and will not exceed 0.60% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended February 28, 2011, fees waived and/or expenses reimbursed amounted to $44,272.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total net annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

58	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain service agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

For the year ended February 28, 2011, LMIS and its affiliates received sales charges of approximately $867,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$122,000	$97,000	$235,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of February 28, 2011, the Fund had accrued $18,982 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,692,424,971
Sales	2,341,271,771

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$110,241,695
Gross unrealized depreciation	(180,965,934)
Net unrealized depreciation	$(70,724,239)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At February 28, 2011, the Fund did not have any derivative instruments outstanding.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	59

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2011. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(119,182,455)

During the year ended February 28, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell) †	$730,242,124

†	At February 28, 2011, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class 1	—	$53,310
Class A	$5,921,099	1,112,465
Class B	608,200	117,541
Class C	6,453,095	388,512
Class I	—	194,973
Total	$12,982,394	$1,866,801

For the year ended February 28, 2011, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	$44,272
Class A	—
Class B	—
Class C	—
Class I	—
Total	$44,272

60	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended February 28, 2011	Year Ended February 28, 2010
Net Investment Income:
Class 1	$1,546,045	$1,710,055
Class A	184,051,555	172,824,124
Class B	4,086,988	4,930,648
Class C	37,716,373	26,455,905
Class I	30,789,086	12,086,484
Total	$258,190,047	$218,007,216

Net Realized Gains:
Class 1	$7,470	—
Class A	899,131	—
Class B	22,325	—
Class C	202,621	—
Class I	135,635	—
Total	$1,267,182	—

7. Shares of beneficial interest

At February 28, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount
Class 1
Shares sold	16	$242	—	—
Shares issued on reinvestment	99,376	1,553,576	111,556	$1,711,344
Shares repurchased	(292,737)	(4,564,122)	(280,754)	(4,289,967)
Net decrease	(193,345)	$(3,010,304)	(169,198)	$(2,578,623)

Class A
Shares sold	71,721,660	$1,127,826,876	65,278,715	$1,005,778,484
Shares issued on reinvestment	10,659,237	167,118,727	9,399,965	144,926,969
Shares repurchased	(90,270,083)	(1,399,901,393)	(45,396,243)	(700,003,910)
Net increase (decrease)	(7,889,186)	$(104,955,790)	29,282,437	$450,701,543

Class B
Shares sold	1,349,336	$21,446,702	1,221,200	$18,763,335
Shares issued on reinvestment	235,952	3,714,108	281,946	4,336,996
Shares repurchased	(3,008,830)	(47,299,785)	(3,478,623)	(53,406,574)
Net decrease	(1,423,542)	$(22,138,975)	(1,975,477)	$(30,306,243)

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	61

	Year Ended February 28, 2011		Year Ended February 28, 2010
	Shares	Amount	Shares	Amount
Class C
Shares sold	23,966,745	$379,037,583	21,732,574	$335,966,890
Shares issued on reinvestment	1,788,490	28,023,789	1,244,143	19,239,919
Shares repurchased	(14,014,000)	(215,490,454)	(6,570,169)	(101,877,628)
Net increase	11,741,235	$191,570,918	16,406,548	$253,329,181

Class I
Shares sold	43,715,134	$691,079,209	10,618,848	$163,516,898
Shares issued on reinvestment	1,301,597	20,399,514	702,083	10,879,320
Shares repurchased	(23,225,332)	(356,552,018)	(3,073,084)	(47,340,971)
Net increase	21,791,399	$354,926,705	8,247,847	$127,055,247

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record date Payable date	Class 1	Class A	Class B	Class C	Class I
Daily 3/31/2011	$0.064929	$0.063239	$0.060117	$0.055940	$0.065387

The tax character of distributions paid during the fiscal years ended February 28, were as follows:

	2011	2010
Distributions Paid From:
Tax-exempt income	$258,085,590	$218,007,216
Ordinary income	1,371,639	—
Total distributions paid	$259,457,229	$218,007,216

As of February 28, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$643,836
Undistributed ordinary income — net	578,246
Total undistributed earnings	$1,222,082
Capital loss carryforward*	$(181,711,280)
Other book/tax temporary differences(a)	(235,917)
Unrealized appreciation (depreciation)(b)	(70,724,239)
Total accumulated earnings (losses) — net	$(251,449,354)

*	As of February 28, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2012	$(95,468)
2/28/2013	(64,428,400)
2/28/2014	(33,168,998)
2/28/2018	(26,456,127)
2/28/2019	(57,562,287)
$(181,711,280)

62	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	63

already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $2,981, $855,039, $453,456, $122,290 and $113 for Classes 1, A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the

64	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	65

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

66	Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report

Notes to financial statements (cont’d)

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending February 28, 2012.

Legg Mason Western Asset Managed Municipals Fund 2011 Annual Report	67

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Managed Municipals Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Managed Municipals Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 14, 2011

68	Legg Mason Western Asset Managed Municipals Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset Managed Municipals Fund	69

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

70	Legg Mason Western Asset Managed Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2010 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as general municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were slightly above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2012.

Legg Mason Western Asset Managed Municipals Fund	71

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

72	Legg Mason Western Asset Managed Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Managed Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Managed Municipals Fund	73

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

74	Legg Mason Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Legg Mason Western Asset Managed Municipals Fund	75

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

76	Legg Mason Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Managed Municipals Fund	77

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

78	Legg Mason Western Asset Managed Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Managed Municipals Fund	79

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2011:

Record date:	Daily		Daily		6/17/2010		Daily	Daily
Payable date:	March 2010 through April 2010		5/31/2010		6/18/2010		6/30/2010	July 2010 through February 2011
Class 1
Tax-exempt interest	100.00%		99.81%		—		100.00%	100.00%
Ordinary income	—		0.19	%*	100.00	%*	—	—
Class A
Tax-exempt interest	100.00%		99.56%		—		99.98%	100.00%
Ordinary income	—		0.44	%*	100.00	% *	0.02%*	—

Record date:	Daily		Daily		6/17/2010		Daily	Daily
Payable date:	March 2010 through April 2010		5/28/2010		6/18/2010		6/30/2010	7/30/2010
Class B
Tax-exempt interest	100.00%		99.50%		—		99.26%	99.28%
Ordinary income	—		0.50	%*	100.00	%*	0.74%*	0.72%*

Record date:	Daily		Daily		Daily		Daily	Daily
Payable date:	8/31/2010		9/30/2010		10/29/2010		11/30/2010	12/31/2010
Class B
Tax-exempt interest	99.20%		99.21%		99.21%		99.24%	99.34%
Ordinary income	0.80	%*	0.79	%*	0.79	%*	0.76%*	0.66%*

Record date:	Daily		Daily
Payable date:	1/31/2011		2/28/2011
Class B
Tax-exempt interest	99.28%		99.34%
Ordinary income	0.72	% *	0.66	% *

Record date:	Daily		Daily		6/17/2010		Daily	Daily
Payable date:	March 2010 through April 2010		5/31/2010		6/18/2010		6/30/2010	July 2010 through February 2011
Class C
Tax-exempt interest	100.00%		99.66%		—		100.00%	100.00%
Ordinary income	—		0.34	%*	100.00	%*	—	—
Class I
Tax-exempt interest	100.00%		100.00%		—		100.00%	100.00%
Ordinary income	—		—		100.00	%*	—	—

The following information is applicable to non U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Western Asset

Managed Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Managed Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Managed Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02207 4/11 SR11-1353

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2010 and February 28, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,900 in 2010 and $201,200 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $26,250 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were 0 in 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date: April 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: April 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: April 26, 2011